Contracted concessional assets	12 Months Ended
Dec. 31, 2020
Contracted concessional assets [Abstract]
Contracted concessional assets
Note 6.- Contracted concessional assets

Contracted concessional assets include fixed assets financed through project debt, related to service concession arrangements recorded in accordance with IFRIC 12, except for Palmucho, which is recorded in accordance with IFRS 16, and PS10, PS20, Seville PV, Mini-Hydro, Chile TL3, ATN Expansion 2 and Chile PV I, which are recorded as property plant and equipment in accordance with IAS 16.

For further details on the application of IFRIC 12 to projects, see Appendix III.

a)	The following table shows the movements of assets included in the heading “Contracted Concessional assets” for 2020:

Cost	Financial assets under IFRIC 12	Financial assets under IFRS 16 (Lessor)	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Other intangible assets	Property, plant and equipment	Total assets
Total as of January 1, 2020	872,945	3,459	9,183,011	60,618	12,927	251,637	10,384,597
Additions	-	-	29,213	1,832	557	3,753	35,355
Subtractions	-	-	(71,706)	(954)	-	(223)	(72,883)
Business combinations (Note 5)	102,560	-	-	385	-	63,916	166,861
Translation differences	(8,166)	(163)	326,791	4,349	317	17,836	340,964
Reclassification and other movements	(30,502)	(355)	-	-	-	-	(30,857)
Total cost	936,837	2,941	9,467,309	66,230	13,801	336,919	10,824,037

Depreciation, amortization and impairment	Financial assets under IFRIC 12	Financial assets under IFRS 16 (Lessor)	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Other intangible assets	Property, plant and equipment	Total assets
Total as of January 1, 2020	(57,258)	-	(2,055,946)	(6,585)	(3,653)	(100,026)	(2,223,468)
Additions	(27,111)	-	(338,393)	(3,527)	(2,219)	(13,739)	(384,989)
Subtractions	-	-	17,571	634	-	49	18,253
Reversal of impairment	-	-	18,787	-	-	-	18,787
Business combinations (Note 5)	(3,797)	-	-	-	-	-	(3,797)
Translation differences	476	-	(84,538)	(581)	(238)	(8,524)	(93,405)
Total depreciation, amortization and impairment	(87,689)	-	(2,442,520)	(10,060)	(6,111)	(122,239)	(2,668,619)

During 2020, the cost of contracted concessional assets increased primarily due to the effect of the appreciation of the Euro against the U.S. dollar for the year ended December 31,2020, compared to the year ended December 31, 2019, and to the acquisition of new concessional assets (Note 5).

This increase is mainly offset by the amortization charge for the year and the write-off registered in Solana (see below).

The decrease included in “Reclassification and other movements” is mainly due to the reclassification from the long to the short term of the current portion of the contracted concessional financial assets.

Solana storage system partial write-off

The availability in the storage system of Solana has been lower than expected in 2020 due to certain leaks identified in the storage system in the first quarter. The Company has a preliminary plan to replace some elements of the storage system, which have been written off in these consolidated financial statements through profit and loss in the line “Depreciation, amortization, and impairment charges” for an estimated net book value of approximately $48 million. The exact scope and timing of the improvements and repairs are currently under review and still need to be finalized.

Solana triggering event of impairment

The Company identified in 2020 a triggering event of impairment for Solana as a result of the underperformance of the plant in terms of production. The Company therefore performed an impairment test as of December 31, 2020, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the asset by 10%. To determine the value in use of the asset, a specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 3.8% and 4.3%.

An adverse change in the key assumptions which are individually used for the valuation would not lead to future impairment recognition; neither in case of a 5% decrease in generation over the entire remaining useful life (PPA) of the project nor in case of an increase of 50 basis points in the discount rate.

Change in the useful life of the solar plants in Spain

Further to the recent developments in the Energy and Climate Policy Framework adopted by Spain in 2020, the Company concluded that the expected deep transformation of the electricity sector in Spain would probably significantly reduce the market price at which the electricity is sold in the mid- to long-term. In particular, the Company believes this may impact the price captured by the Company’s solar plants in Spain after the end of the regulation in place (2035 to 2038 onwards). As a result, the price captured by the plants after 2035 to 2038 (the end of the 25 years regulatory period) would likely not be sufficient to cover operating costs. In this case, the plants would stop operating and be dismantled at that point in time.

The Company believes that it is possible that long-term price evolution and technology changes could result in scenarios where the plants may continue to operate after the end of the regulatory period. Nevertheless, given the information currently available, the Company decided to reduce the useful life of the CSP plants in Spain from 35 years to 25 years after COD. This change of estimate of the useful life, effective September 1st, 2020, is accounted for as a change in accounting estimate in accordance with IAS 8, Accounting Policies, Changes in Accounting Estimates and Errors.

The main impacts recorded prospectively in these consolidated financial statements are:

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an increased amortization charge from September 1st, 2020, considering the reduction in the residual useful life of the plants. The impact is approximately $23 million as of December 31, 2020, recorded within the line “Depreciation, amortization and impairment charges” in the profit and loss statement.

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an increase in the discounted value of the dismantling provision, as the dismantling of the plants would occur earlier. The provision increased by approximately $13 million as of December 31, 2020 (Note 16).

In addition, reducing the useful life of the solar plants in Spain is a triggering event of impairment, given that the recoverable amount of the asset is negatively impacted if the plants stop operating in year 25 after COD.

The Company therefore performed an impairment test as of December 31, 2020, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the assets by 6%. To determine the value in use of the assets, a specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of these projects, resulting in the use of a range of discount rates between 3.3% and 3.8%.

An adverse change in the key assumptions which are individually used for the valuation would not lead to future impairment recognition; neither in case of a 5% decrease in generation over the entire remaining useful life of the projects nor in case of an increase of 50 basis points in the discount rate.

Palmatir and Cadonal impairment reversals

As part of the triggering event analysis performed for Palmatir and Cadonal assets in 2020, the Company identified factors, such as a reduced discount rate according to favorable market conditions, increasing their recoverable amount (value in use). The Company therefore performed an impairment test as of December 31, 2020, which resulted in the reversal of impairments previously recorded, for an amount of $15.6 million and $3.1 million in Cadonal and Palmatir, respectively, recorded within the line “Depreciation, amortization and impairment charges” of the profit and loss statement.

No losses from impairment of contracted concessional assets, excluding any change in the provision for expected credit losses under IFRS 9, Financial instruments, were recorded during the years ended December 31, 2020 and 2019. The impairment provision based on the expected credit losses on contracted concessional financial assets increased by $29 million in the year ended December 31, 2020 (reversal of $6 million in the year ended December 31, 2019), primarily in ACT.

b)	The following table shows the movements of assets included in the heading “Contracted Concessional assets” for 2019:

Cost	Financial assets under IFRIC 12	Financial assets under IFRS 16 (Lessor)	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Other intangible assets	Property, plant and equipment	Total assets
Total as of January 1, 2019	902,508	4,068	9,265,742	60,808	4,008	238,694	10,475,828
Additions	-	-	91	-	454	886	1,431
Subtractions	-	-	(22,391)	(347)	(15)	(119)	(22,872)
Business combinations (Note 5)	-	-	2,067	-	8,548	18,123	28,738
Translation differences	(1,049)	(295)	(62,498)	157	(68)	(5,947)	(69,700)
Reclassification and other movements	(28,514)	(314)	-	-	-	-	(28,828)
Total cost	872,945	3,459	9,183,011	60,618	12,927	251,637	10,384,597

Depreciation, amortization and impairment	Financial assets under IFRIC 12	Financial assets under IFRS 16 (Lessor)	Intangible assets under IFRIC 12	Intangible assets under IFRS 16 (Lessee)	Other intangible assets	Property, plant and equipment	Total assets
Total as of January 1, 2019	(63,285)	-	(1,766,179)	(3,341)	(2,157)	(91,684)	(1,926,646)
Additions	-	-	(305,702)	(3,294)	(1,523)	(10,147)	(320,666)
Subtractions	5,997	-	4,205	-	-	2	10,204
Translation differences	30	-	11,730	50	27	1,803	13,640
Total depreciation, amortization and impairment	(57,258)	-	(2,055,946)	(6,585)	(3,653)	(100,026)	(2,223,468)

During 2019, contracted concessional assets decreased primarily due to the effect of the depreciation of the Euro against the U.S. dollar for the year ended December 31, 2019 compared to December 31, 2018 and to the amortization charge for the year.

Other relevant movements in the cost of contracted concessional assets were an increase for the acquisition of new concessional assets (Note 5), offset by a decrease for the payments received from Abengoa by Solana in January, June and December 2019 further to Abengoa´s obligation as EPC Contractor for a total amount of $22.2 million (Note 15), included in the line “Subtractions” in the table above.

The decrease included in “Reclassification and other movements” is mainly due to the reclassification from the long to the short term of the current portion of the contracted concessional financial assets.

The Company has not identified any triggering event of impairment for its contracted concessional assets, and consequently, no losses from impairment of contracted concessional assets were recorded during the year ended December 31, 2019.